UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 26, 2025

Turnstone Biologics Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41747	82-2909368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9310 Athena Circle, Suite 3000

La Jolla, California 92037

(Address, including zip code, of registrant’s principal executive offices)

(347) 897-5988

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, ($0.001 par value)	TSBX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer and Chief Operating Officer Separation Agreements

Turnstone Biologics Corp. (the “Company”) is filing this Amendment No. 2 to its Current Report on Form 8-K (“Amendment No. 2”) originally filed with the Securities and Exchange Commission (the “SEC”) on June 27, 2025 (the “Original Form 8-K”), as amended on July 1, 2025 (“Amendment No. 1”). The Original Form 8-K disclosed, among other things, that on June 26, 2025, the Compensation Committee of the Company’s Board of Directors approved Separation and Consulting Agreements to be entered into with each of the Company’s Chief Executive Officer, Sammy Farah, M.B.A., Ph.D. (the “Farah Separation Agreement”), and Chief Operating Officer, Saryah Azmat (the “Azmat Separation Agreement”).

The Company is filing this Amendment No. 2 solely to report (i) entry on July 11, 2025 into the Azmat Separation Agreement and (ii) entry on July 17, 2025 into the Farah Separation Agreement. The descriptions of the Farah Separation Agreement and the Azmat Separation Agreement in the Original Form 8-K do not purport to be complete and are qualified in their entirety by reference to the Farah Separation Agreement and the Azmat Separation Agreement, copies of which are filed hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Except as stated in this Amendment No. 2, Amendment No. 2 does not otherwise change or update the disclosure set forth in the Original Form 8-K or Amendment No. 1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated June 26, 2025, by and among XOMA Corporation, XRA 3 Corp. and the Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on July 1, 2025).

2.2+	Asset Purchase Agreement, dated June 26, 2025, by and among the Company and Lee Moffitt Cancer Center and Research Institute, Inc. (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 27, 2025).

10.1	Escrow Agreement, dated June 26, 2025, by and among the Company, H. Lee Moffitt Cancer Center and Research Institute, Inc. and Citibank, N.A. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 27, 2025).

10.2	Separation and Consulting Agreement, dated July 17, 2025, between the Company and Sammy Farah, M.B.A., Ph.D.

10.3	Separation and Consulting Agreement, dated July 11, 2025, between the Company and Saryah Azmat.

99.1	Press Release dated June 27, 2025. (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 27, 2025)

104	Cover page interactive data file (embedded within the inline XBRL document).

+

Certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and annexes upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any annexes or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Turnstone Biologics Corp.

Date: July 17, 2025	By:	/s/ Sammy Farah
Sammy Farah, M.B.A., Ph.D. President and Chief Executive Officer and Director